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                                                                      Exhibit 32
                         ARTESIAN RESOURCES CORPORATION

            FORM OF OFFICER CERTIFICATIONS REQUIRED BY SECTION 906 OF
                             THE SARBANES-OXLEY ACT

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

I, Dian C. Taylor, Chief Executive Officer, and David B. Spacht, Chief Financial Officer, of Artesian Resources Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on our knowledge:

   (1) The Company's periodic report containing financial statements on Quarterly Report on Form 10-Q for the period ended March 31, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 USC Section 78m(a) or Section 78o(d)), as amended; and

   (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005

CHIEF EXECUTIVE OFFICER:                                CHIEF FINANCIAL OFFICER:


      /s/ DIAN C. TAYLOR                                 /s/ DAVID B. SPACHT
------------------------                                ------------------------
Dian C. Taylor                                          David B. Spacht










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